ONEAMERICA FUNDS, INC.

Supplement dated October 9, 2015 to the
Prospectus dated May 1, 2015

The following disclosure supplements and amends the OneAmerica Funds, Inc. (“Fund”) prospectus dated May 1, 2015, as supplemented to date (“Prospectus”).

On September 18, 2015, the Board of Directors of the Fund approved the liquidation of the OneAmerica Money Market Portfolio (“Portfolio”) and submission of a plan of substitution (“Plan of Substitution”) to American United Life Insurance Company (“AUL”) contract owners and other persons with voting interests in the Portfolio (“Investors”). The liquidation of the Portfolio will occur only if Investors approve the Plan of Substitution, pursuant to which shares of a different fund (“New Option”) would be substituted for shares of the Portfolio within each AUL variable life insurance and variable annuity contract for which the Portfolio is an investment option. If Investors do not approve the Plan of Substitution, the Portfolio will not be liquidated. If Investors approve the Plan of Substitution, it is anticipated that the substitution will occur on or about December 11, 2015 (“Substitution Date”), following which the Portfolio will be liquidated. More information about the Plan of Substitution and each New Option is available in proxy solicitation materials expected to be mailed on or about October 9, 2015.

The Portfolio will continue to accept orders to purchase shares, although the Portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. An Investor may redeem shares of the Portfolio or transfer assets into another investment option available under the Contract prior to the Substitution Date. If an Investor does not redeem or transfer assets into another investment option and remains invested in the Portfolio on the Substitution Date, and if Investors approve the Plan of Substitution, the Investor’s assets will automatically be transferred to the New Option on the Substitution Date.

If Investors approve the Plan of Substitution and the Portfolio liquidates, all references in the Prospectus to the Portfolio are deleted. No further notification regarding the liquidation of this Portfolio will be sent, unless circumstances change from those described above.

This Supplement should be retained with the Prospectus for future reference.